Exhibit 23.2
                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
ImClone System Incorporated

     We consent to the use of our reports incorporated herein and to the reference to our firm under the heading "Experts" in the prospectus.

October 29, 1997                                     /s/ KPMG Peat Marwick LLP
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                                                     KPMG PEAT MARWICK LLP